SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       February 19, 1997 (February 4,1997)


                           NATURAL HEALTH TRENDS CORP.
             (Exact name of Registrant as specified in its charter)


        Florida                        0-25238                  59-2705336
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                              Identification No.)

         2001 West Sample Road, Suite 318, Pompano Beach, Florida 33064
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (954) 969-9771



                                       n/a
          (Former name or former address, if changed since last report)




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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Pursuant to the exemption from the registration requirements under Regulation S promulgated under the Securities Act of 1933, as amended (the "Act'), on February 4, 1997, Natural Health Trends Corp. (the "Company") issued $300,000 of the Company's 10% convertible debentures (the "Debentures") to two "accredited investors" as that term is defined under Regulation D promulgated under the Act. The placement agent for the private placement was Meridian Equities, Inc. The principal and accrued interest on the Debentures are convertible into shares of common stock of the Company, $.001 par value (the "Common Stock") commencing on March 19, 1997, at a conversion price equal to the lower of (i) eighty (80%) percent of the average closing bid price as reported by The NASDAQ Stock Market, Inc. for the five trading days immediately preceding the notice of conversion or (ii) the closing bid price on February 4,1997.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 1997





                                                   NATURAL HEALTH TRENDS CORP.
                                                   (Registrant)

                                                    By: /s/ Neal R. Heller
                                                    Neal R. Heller
                                                    President